                                                                     Rule 497(e)
                                                              File No. 333-03715

NUVEEN INVESTMENT TRUST

Supplement to Statement of Additional Information dated October 31, 1997, as updated November 17, 1997
____________________________________

Nuveen has examined the historical after-tax performance of various balanced portfolios, combining stocks with either municipal bonds, corporate bonds, or Treasury bonds. The after-tax risk return tradeoff for various allocations were derived by tracking the performance of hypothetical portfolios over the 1978-1997 period. All investment income produced by the portfolio is reinvested, along with the after-tax proceeds from an assumed 20% annualized turnover rate. The allocation between the two assets were allowed to roam within a 5% band around its target before rebalancing. Taxes were computed on the portfolio level (realized losses offset gains) and at historical tax rates assuming each years' tax rate applicable to a single investor who earned $100,000 in 1997 dollars. All portfolios were liquidated at period end and the existing tax liability was paid. The asset class returns were represented by the following indices:

     Municipal Bonds - Lehman Brothers Long Municipal Index (Prior to 1980
                       municipals were based on a synthetic index created by Nuveen based on the Bond Buyer 20 Index and other market data published by The Bond Buyer, using Lehman's methodology.)
     Treasury Bonds - Lehman Brothers Long Treasury Index
     Corporate Bonds - Lehman Brothers Long Corporate Index
     S&P 500 Stocks - Ibbotson Associates Large Company Stock Index

The average annual after-tax returns for these various balanced portfolios for the 1978-1997 period were as follows:

     Equity             Municipal            Corporate            Treasury
     Portion            Mixes                Mixes                Mixes

      100%               12.51%               12.51%               12.51%
       80                11.77                11.30                11.29
       60                11.02                10.07                10.06
       40                10.27                 8.73                 8.69
       20                 9.33                 7.39                 7.34
        0                 8.42                 5.95                 5.91

Over the 1978-1997 time period, balanced portfolios combining municipals and equities provided superior after-tax returns and lower levels of risk (measured by variability of periodic returns) than Treasury and corporate blends having similar maturities, under the assumptions described above. The differences between these asset classes is discussed under "Performance Information" in this Statement of Additional Information.

The addition of 20% municipals to an otherwise all-equity portfolio would have sacrificed only 74 basis points in annual after-tax return, while reducing risk by a seventh. Conversely, in comparison to an all-municipal bond portfolio, a balanced portfolio of 60% municipals and 40% equities offered 185 basis points in additional annual-tax return with virtually no more risk.



April 24, 1998